Revenue	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Revenue

6.        Revenue

	Years Ended December 31
(in thousands)	2017		2016

Sales

Silver

Silver credit sales	$365,251	43%	$404,020	45%

Concentrate sales	54,023	7%	76,321	9%

	$419,274	50%	$480,341	54%

Gold

Gold credit sales	$394,809	47%	$365,825	41%

Concentrate sales	29,132	3%	45,391	5%

	$423,941	50%	$411,216	46%

Total sales revenue	$843,215	100%	$891,557	100%

Silver and Gold Credit Sales

Under certain precious metal purchase agreements, silver and/or gold is acquired from the mine operator in the form of silver or gold credits, which is then sold through a network of third party brokers or dealers. Revenue from silver and gold credit sales is recognized at the time of the sale of such credits, which is also the date that title to the silver or gold passes to the third party dealer or broker.

During the year ended December 31, 2017, sales to 3 financial institutions accounted for 32%, 23% and 11% of the Company’s revenue as compared to sales to 2 financial institutions that accounted for 39% and 30% of the Company’s revenue during the comparable period of the previous year. The Company would not be materially affected should any of these financial institutions cease to buy silver and gold credits from the Company as these sales would be redirected to alternate financial institutions.

The Company will occasionally enter into forward contracts in relation to silver or gold deliveries that it is highly confident will occur within a given quarter. No forward contracts were outstanding at December 31, 2017 or December 31, 2016. The sales price is fixed at the delivery date based on either the terms of these short-term forward sales contracts or the spot price of silver or gold.

Concentrate Sales

Under certain precious metal purchase agreements, silver and/or gold is acquired from the mine operator in concentrate form, which is then sold under the terms of the concentrate sales contracts to third-party smelters or traders. Where the Company acquires silver or gold in concentrate form, final silver or gold prices are set on a specified future quotational period (the “Quotational Period”) pursuant to the concentrate sales contracts with third-party smelters, typically one to three months after the shipment date, based on market prices for silver or gold. Revenues and the associated cost of sales are recorded on a gross basis under these contracts at the time title passes to the buyer based on the forward price for the expected settlement period. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted silver and gold prices. Final settlement is based upon the average applicable price for the Quotational Period applied to the actual number of silver or gold ounces recovered calculated using confirmed smelter weights and settlement assays. Final settlement generally occurs from three to six months after shipment. The Company’s provisionally priced sales contain an embedded derivative that is required to be separated from the host contract for accounting purposes. The host contract is the receivable from the sale of concentrates measured at the forward price at the time of sale. The embedded derivative does not qualify for hedge accounting. The embedded derivative is recorded on the balance sheet as a derivative asset in Accounts Receivable or as a derivative liability in Accounts Payable and Accrued Liabilities and is adjusted to fair value through revenue each period until the date of final settlement.

At December 31, 2017, the Company had outstanding provisionally priced sales of $4 million (December 31, 2016 - $8 million) where the quotational period pricing was estimated based on the forward price for silver and gold. These sales consisted of 0.2 million ounces of silver and 800 ounces of gold (December 31, 2016 - 0.5 million ounces of silver) which had a fair value gain adjustment of approximately $0.3 million (December 31, 2016 - fair value loss adjustment of approximately $0.1 million) associated with the embedded derivative. For each one cent per ounce increase or decrease in the realized silver price, revenue would increase or decrease by approximately $2,000 (December 31, 2016 - $5,000) and for each one dollar per ounce increase or decrease in the realized gold price, revenue would increase or decrease by approximately $800 (December 31, 2016 - $NIL).